ElephantTalk


Elephant Talk Communications Inc.
Investor Presentation

NASDAQ-OTC : ETLK

The Intelligent Way to Communicate

Safe Harbor Statement

ElephantTalk

The attached presentation was filed with the Securities and Exchange Commission ("SEC") as part of the Form 8-K filed by Elephant Talk Communications, Inc. ("Elephant Talk") on June 5, 2008. Elephant Talk is holding presentations for its stockholders as well as other persons who might be interested in purchasing Elephant Talk's securities. A copy of the complete presentation is available on the SEC's website at ([illegible]).

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about future events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements can be identified by terminology such as "anticipate," "believe," "could," "could increase the likelihood," "estimate," "expect," "intend," "is planned," "may," "should," "will," "will enable," "would be expected," "look forward," "may provide," "would" or similar terms, variations of such terms or the negative of those terms. Elephant Talk's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant Talk's filings with the SEC. Elephant Talk's filings with the SEC are accessible on the SEC's website at (http://www.sec.gov).

Forward-looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date they are made.

Corporate Overview

ElephantTalk

- Provides traditional & next-generation landline and wireless telecommunication services to niche (virtual) telecom operators
- Outsourcing model for customers, with focus on systems integration
- Superior, proven back office/billing/CRM (customer relationship management) and IN (intelligent network) platform in place
- Fully licensed and interconnected in nine (9) countries
- Pan-European proprietary network of switches, management software
- Globally positioned switches, servers to deliver VoIP and Content
- Stable, low-churn Business-to-Business (B2B) model

ElephantTalk

Corporate Mission

To drive profitability and shareholder value being the premier global network systems integrator for niche telecom operators

Why We Are Unique

ElephantTalk

- High level of Systems Integration
- Value-Added Partner to Carriers and Operators Alike
- Global Footprint, Agnostic Network
- Centralized Operational Structure – Streamlined Overhead
- Leveraged, Proven Infrastructure with Reduced Risk and Overhead

12 Investment Highlights

ElephantTalk

1. Unique concept: Global in nature, wide network access and systems integration
2. Telecom industry: Upward trending growth & Market Demand Created by Fragmentation of Sales & Marketing
3. Highly experienced entrepreneurial management team
4. $25M invested by insiders, plus another $6-7M currently being invested
5. Globally positioned: Asia, North America, The Middle-East & Europe
6. Existing facilities & infrastructure:

   Curaçao, Guangzhou, Hong Kong, Bahrain, Milan, Amsterdam, Paris, Hannover, London, Madrid, Barcelona, Zurich, Vienna, Los Angeles
7. Existing Tier 1 Carrier partners including:

   BT, KPN, T-Mobile, Telecom Italia, Telefonica, SwissCom

12 Investment Highlights, continued

ElephantTalk

8. Industry valuation standard range: 1.0x to 2.5x times annual revenues
9. Historical annual revenues:

   2006: $32M (Pro Forma)

   2007: $47M

   2008E: $80M

   2009E: $145M

10. Projected positive EBITDA by Q4 2008
11. Projected annual revenue growth of 70% in 2008
12. Estimated enterprise value: (Based on 1.5x times Price/Revenues)

    2008: $120M

    2009: $217.5M

Proposition

- Build it your way
  - ETLK offers a full suite of Telecom Products and Services - Telco-blocks.
  - By choosing and combining different Telco-blocks our clients create customized consumer offerings through our turnkey platform
- ETLK's Telco-blocks
  - Voice services
  - Data/Media Services
  - Mobile Services
  - VoIP Services
  - Network services
  - WiFi Services
  - CRM – Billing Services
  - Wholesale Services





Build your own proposition





Build it your way with Elephant Talk

Services Offered

ElephantTalk

- Landline Telephony and Media Services
  - Carrier Select, Carrier PreSelect, Dial Around access plans
  - 2-stage Shared Cost/Premium Rate billing; pre/post paid value cards
  - VoIP through desk/laptop client, or existing phone with VoIP box
- Originating & Terminating Wholesale Services
  - Toll Free, Shared Cost, Premium Rate Originating Services
  - Revenue Shared Terminating Services
  - LCR (Least Cost Routing) Global Terminating Services
- Mobile Access Services
  - MVNE (Mobile Virtual Network Enabler) Services, based on 3rd party mobile networks
  - Wireless Services, based on ET's own WIFI and/or WIMAX networks
  - Global Roaming Services
- Supporting Services
  - Content, Streaming, Codec, MediaPhone
  - Billing-CRM (Customer Relationship Management)-IN (Intelligent Network) Services
  - Payment Transaction Services

Where We Operate

ElephantTalk

ETLK is present in most European countries. The switching network is physically connected to any local incumbents network.

- ETLK, including acquisitions
- ETLK VoIP/Media Platforms
- ETLK Planning


Hannover
Moscow
London
Amsterdam
China
Barcelona
Hong Kong
Curacao
Miami
Bahrain
Brazil
South Africa
New Zealand

Interconnects & Technology Partners

ElephantTalk

Carrier Interconnections

- Telekom Austria
- BT
- Telecom Italia
- kpn
- belgacom
- swisscom
- Batelco
- Telefonica
- versatel — A COMPANY WITHIN THE TELE2 GROUP
- T-Mobile — simply closer
- 3U TELECOM
- orange
- UTS — United Telecommunications Services

Technology Partners

- Sagem Télécommunications — SAFRAN Group
- Performance Technologies
- blueslice networks
- TELES Communication Systems
- telesoft — A Bharti Enterprise

Market Trends: Continued Growth

ElephantTalk

The Telecom Industry is characterized by Upward trending growth



World Revenue Forecasted Trend, (US$ billion)
1,200
1,000
800
600
400
200
0
Mobile
Fixed
Internet
2005
2006
2007F
2008F
2009F
2010F
2011F

Source: Finergy Consulting Analytics

- Significant Fragmentation among companies selling telecom services, including MVNO's (Mobile Virtual Network Operators)
- Significant Consolidation among companies operating networks, including MNO's (Mobile Network Operators)
- Tremendous, pent-up demand for intermediate integration partnership to facilitate more rapid deployment and lower-risk launches

How Does ETLK Fit In?

ElephantTalk

- MNO's need systems integration to:
  - Provide MVNO's flexible tools to differentiate
  - Overcome retail focus of their legacy systems
  - Streamline use of expensive internal resources through aggregation
  - To deal with MVNO's profitably
- MVNO's need systems integration to:
  - Facilitate low cost market entry, allocating funds for marketing & sales
  - Compensate for their non-technical resources & focus
  - Acquire tools for easier Differentiation and Market Positioning
  - Accommodate fast-paced growth & facilitate global expansion

- ETLK's infrastructure is specifically designed for B-B players, like MVNO's
- Mobile network elements reside on top of existing, proven fixed network
- ETLK's growth requires significantly lower Capex, Opex for overall lower execution risk

ETLK's Key Position in Telecom Grid


Landline/Wireless First/Last Mile Access Facilities
Network Infrastructure
Operational Infrastructure
Sales and Marketing
Wireless
Mobile
Fixed
VOICE / DATA
Wifi (wimax) Radio Network Operators
Roaming
Roaming
Mobile Radio Network Operators
Other Licenced Operators
Local Incumbents
ET /JV'S
INTERCONNECT / TRANSIT / IDD / MVNE / ROAMING
REGULATED / COMMERCIAL CONTRACTS
LICENCES / PERMITS / REGISTRATION
WIFI NETWORK MANAGEMENT HLR / IN SGSN
MOBILE NETWORK MANAGEMENT HLR / IN GGSN
FIXED GLOBAL NETWORK MANAGEMENT
MANAGEMENT
INTELLIGENT
DISTRIBUTION
NETWORK
CONTENT
ENHANCED BILLING / CRM REPORTING ACCOUNTING
BASIC BILLING / CRM REPORTING ACCOUNTING
SERVICE / SUBCRIBER MANAGEMENT / REPORTING TOOLS
COMMERCIAL CONTRACTS
COST+ / MARKET- / REV. SHARING / FIXED FEE
ROAMING PARTNERS
ISP'S
VoIP RESELLERS
PPCC'S
CONTENT DISTRIBUTORS
MVNO'S
RESELLERS
AGREGATORS
PPCC'S
CS/CPS
CONTENT DISTRIBUTORS
PAYMENT FACILITATORS
DIAL-AROUND
BUSINESS SUPPORT SERVICES
CALL CENTRE / LOGISTICS / TRAINING / PROVISIONING

<u>WHAT IS OFFERED BY INCUMBENTS</u>

Inflexible legacy systems
Mass Marketing
Retail focus

<u>WHAT IS IN DEMAND BY MVNO'S</u>

Flexible on-line systems
Individualised / community marketing
Wholesale focus

MVNE / MVNO Network Implementation

ElephantTalk

Centralized connectivity of local switches allows:

Significant termination traffic savings

Vastly lower roaming charges

Valuable network economies or scale



HLR
HLR
HLR
HLR
HLR

ETLK MVNE Product Portfolio



PRS
C(P)S
VoIP
MediaPhone
Mobile
Video
Multi IMSI
Roaming
WiFi
Mobile
Data
Mobile
Voice
Transit
Service
VoIP
Video
Streaming
MVNE /
MVNO
ET's Existing Fixed
Switching Network
Incumbents / OLO's / MNO's

All products are built on top of the existing switching networks of ET.

MNVE Capabilities & Services


MNO
MVNO
ElephantTalk
Radio network GSM
Radio network GPRS
Radio network UMTS
HLR
GGSN
IN Prepaid
WAP
SMS
MMS
Voice Mail
OTA
USSD
Provisioning
Postpaid billing
Prepaid Billing
IVR
Number Porting
Lawful Intercept
Call back when roaming
Multi-IMSI for roaming
Roaming
Logistics
Reporting
Invoicing
Tariff
CRM
Fraud
Self care
E-Topup
Vouchers Top-up
Marketing
Sales
Distribution
Customer Service

ETLK's Business Operating Support System (BOSS)

ElephantTalk

- **BOSS**, ETLK's core system, boasts State of the Art flexibility and a dynamic feature set the ensures rapid, low-cost deployments.
- The Core Modules have been designed to address all the major business processes of ET or a partner.
  - CRM
  - Billing
  - Payment
  - Provisioning
  - Self Care
  - Sales & Marketing
  - Revenue Assurance
  - Control
- The Satellite Modules are unique and tailored to local situations.



Mobile
Carrier (Pre)Select
Premium Rate &
Toll Free Services
Trouble Ticketing
Customer Management
Data Mining & Profiling
Prospekt Management
Sales Management
Analyzer
Rating Management
Bill Mediation
Invoicing
•CRM
•Self Care
•Billing
•Sales & Marketing
ET-BOSS
•Control
•Payment
•Provisioning
•Revenue Assurance
Dashboard
Reporting
Quality Analysis
Quality Control
Credit Card
Direct Debit
PayPal
Switches
HLR (mobile)
Porting
Credit Management
Credit Control
Fraud Management
Routing Analysis

ETLK's Reporting Dashboard


Elephant Talk CRM
The intelligent way to communicate
Module
Customer Care
UI Setup
Reporting
Dealers Report
Management Report
Report Setup
Dashboard
OPERATIONS
FINANCE
SALES
Country
Service
Period
24/04/2008
Hour
Day
Month
Query
600
REVENUE
150
COSTS
35
MARGIN

ETLK's Active Dashboard Screens

ElephantTalk



CRM 2.0 - [Customer Care]
Elephant Talk CRM
The intelligent way to communicate
Module
Customer Care
Change Password
NPM
Switch
Save
Forward
Exit
General
Settings
Reports
Cost Types
Dealer ID
Dealer Name
Created By
Create Date
Dealer Information
Company
Contact Person
Telephone
Telefax
VAT No.
Title
Gender
Email
Chamber of Commerce
Address Information
Address
City
House No.
Zipcode
Country
Bank Information
Bank Name
Bank Number
Owner
City
Country
Currency
IBAN
Swift Code
ABI
CAB
UI Setup
Reporting
Rating Management
Billing
Alerting

ETLK's Unique Competitive Advantages

ElephantTalk

- ETLK is the first to create and offer:
  - Streamlined network with intelligent switches on a global scale
  - Relentless focus on Systems Integration for non-complex, easy of use
  - Turnkey global distribution network
- ETLK's Low Cost Pricing Advantage vs. Competition:
  - One Network, One System
  - Single layer of management, one overhead structure
- ETLK's Specialization: Business to Business focus with:
  - User Friendly Interfaces ('Dashboard')
  - Centralized Customer Recognition & Management Tools
  - One set of Financial Controls
- ETLK's Global Infrastructure vs. Local Infrastructure of Competitors:
  - Facilities in 4 continents based on Proprietary Software & Systems
  - Eliminates obstacles caused by borders, networks, devices, or media

Execution of Strategy

ElephantTalk

- Expansion of Geographical Footprint
  - USA, Canada, Caribbean, Greater China
  - Portugal, Turkey
  - Jordan, Oman
- Adding Additional Mobile/Wireless Overlays to Our Existing Footprint
  - T-Mobile Netherlands, Vodafone Spain (in progress)
  - Wireless Broadband: JV Caribbean (UTS), JV ME&A, JV Netherlands
  - Partnering global Players: T-Mobile, Orange, Vodafone, Hutchinson
- Expanding systems capabilities
  - Build up Network Operating Center in Guangzhou
  - Acquisition Infitel IN Platform, JV Moba,
  - New Release Billing/CRM/IN, additional staff

Implementation Strategy

ElephantTalk

Nine (9) identified acquisition/JV targets (most under LOI, rest in discussion)



Landline/Wireless First/Last Mile Access Facilities
Network Infrastructure
Operational Infrastructure
Sales and Marketing
Wireless
Mobile
Fixed
VOICE / DATA
WiFi (wimax) Radio
Network Operators
Roaming
Roaming
Mobile Radio
Network Operators
Other Licenced Operators
Local Incumbents
ET /JV'S
INTERCONNECT / TRANSIT / IDD / MVNE / ROAMING
REGULATED / COMMERCIAL CONTRACTS
LICENCES / PERMITS / REGISTRATION
WIFI NETWORK MANAGEMENT HLR / IN SGSN
MOBILE NETWORK MANAGEMENT HLR / IN GGSN
FIXED GLOBAL NETWORK MANAGEMENT
MANAGEMENT
INTELLIGENT
DISTRIBUTION
NETWORK
CONTENT
ENHANCED BILLING / CRM REPORTING ACCOUNTING
BASIC BILLING / CRM REPORTING ACCOUNTING
SERVICE / SUBCRIBER MANAGEMENT / REPORTING TOOLS
COMMERCIAL CONTRACTS
COST+ / MARKET- / REV. SHARING / FIXED FEE
ROAMING PARTNERS ISP'S VoIP RESELLERS PPCC'S CONTENT DISTRIBUTORS
MVNO'S
RESELLERS AGREGATORS PPCC'S CS/CPS CONTENT DISTRIBUTORS PAYMENT FACILITATORS DIAL-AROUND
BUSINESS SUPPORT SERVICES
CALL CENTRE / LOGISTICS / TRAINING / PROVISIONING
1
2
3
4
5
6
7
8
9

Acquisition/JV Targets: 1. USA, 2. Austria, 3. Turkey, 4. IN Platform, 5. WiFi Caribbean, 6. WiFi Netherlands, 7. WiFi Middle East & Africa, 8. JV Moba, 9. Full MVNO/IDD target

Source: Elephant Talk.

Key Events 2008

ElephantTalk

- Finalizing various acquisitions:
  USA & Austria, Turkey, IN Platform in June
- Opening Dutch MVNE with T-Mobile in June
- Contract 3 MVNO Customers Netherlands by September
- JV Moba, MVNO Aggregator/Support Services by November
- Start-Up JV UTS, Dutch Antilles Incumbent by July
- Opening 2nd MVNE Europe (Vodafone Spain) projected by August
- $80M in Projected Revenues, Cash Flow Positive in Q4 2008
- Consummate Funding Rounds; Projected Split Effective Date June 9

Balance Sheet Highlights, June 30, 2008

ElephantTalk

	Actual 2007	Adjustments	Pro Forma1
Cash	4,366,312	4,000,000	8,366,312
Other Current Assets	5,295,188		5,295,188
Total Current Assets	9,661,500		13,661,500
Property and Equipment - Net	3,484,224	3,000,000	6,484,224
Intangible Assets - Net	11,462,504		11,462,504
Prepaid Expenses Funding		1,550,000	1,550,000
Total Assets	24,608,228	8,550,000	33,158,228
Total Current Liabilities	34,090,964	(25,891,747)	7,208,544
Long Term Liabilities		5,550,000	5,550,000
Other Liabilities		990,673	990,673
Minority Interest	231,575		231,575
Stockholders' Equity (Deficit)	(9,714,311)	28,891,747	19,177,436
Total Liabilities & Stockholders' Equity	24,608,228	8,550,000	33,158,228

[1] Based on $11,55 million ($5,55 million convertible debt, $6 million equity), including restructuring, $3 million loss, $4 million investments less $1 million in depreciation; excluding acquisitions. Source: Elephant Talk 2007 10-K.

ETLK's Unique Intangible Assets

ElephantTalk

We have built our global, fully integrated switching/network management/billing/CRM/IN platform for both fixed and mobile/wireless access

ETLK has at least a 2-year head-start over any of its competition in providing a turnkey resale telecom platform to enable the next generation of niche operators.

ETLK has greater than $55M in infrastructure, deployment, licenses and connectivity in place and producing considerable revenues.

Financial Highlights after restructuring

ElephantTalk

- Basically debt free balance sheet, if no convertible, except trade debt
- Two promissory notes will be converted
- Acceptable debt:equity ratio post restructuring
- Estimated 2008 revenues of $80M



Annual Revenues
58% CAGR
$ Millions
600
500
400
300
200
100
0
47
80
127
201
319
505
2007A
2008E
2009E
2010E
2011E
2012E

Excluding largest acquisition under negotiation. Source: Company.

Market Valuation Outlook

ElephantTalk

Comparable valuations

- Recent transactions 1.0x to1.5x times multiple of revenues
  In 2006: Virgin Mobile MVNO sold at ~1.5x annualized revenues to NTL[1]
  In 2007: Danish MVNO sold at 1.0x revenues to TeliSonera[2]
- ETLK 2008E revenues ($80M) vs. 2007 revenues ($47M) = 70% growth
- ETLK projecting 58% per annum (CAGR[3]) during next four years
- At 2 x P/S ETLK Potential valuation in 3 to 4 years = $600M to $1B

[1] Atlantic-ACM, [2] Telebusillis, [3] Compound Annual Growth Rate.